UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2023

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Route 9 South, Suite 3100 Freehold, New Jersey	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 780-4400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD.

On July 19, 2023, Avalon GloboCare Corp. (the “Company”) issued a press release announcing that Laboratory Services MSO, LLC (“Lab Services”) entered into an exclusive Master Service Agreement (the “MSA”) with GeneX Laboratory Professional Corp. (“GeneX”). A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

On July 19, 2023, the Company issued a press release announcing the signing of the MSA by and between Lab Services and GeneX. The Company owns forty percent (40%) of the issued and outstanding equity interests of Lab Services. GeneX is a CLIA-certified and CAP-accredited laboratory located in Orange County, California that has been dormant and is seeking a partner to utilize their license networks. GeneX has licenses with major providers such as Aetna California, Anthem BC of California, United Health Care, Cigna, Noridian Medicare, TRICare West, and Medicaid in 21 states, including Alaska, Alabama, Arizona, California, Colorado, Idaho, Indiana, Iowa, Kentucky, Mississippi, Maine, Montana, Nebraska, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, South Carolina, Texas and Washington. GeneX offers a range of testing, including Liquid Chromatography-Mass Spectrometry (LC-MS) drug testing, genetic testing, urinary testing and COVID-19 PCR testing. Those tests will now be performed utilizing the Lab Services infrastructure and resources, providing a potentially significant expansion opportunity for Lab Services to perform services through in-network insurance providers previously unavailable to Lab Services.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Avalon GloboCare Corp., dated July 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Dated: July 19, 2023	By:	/s/ Luisa Ingargiola
	Name:	Luisa Ingargiola
	Title:	Chief Financial Officer

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